September 19, 2001


                                THE UNIFIED FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 2001



         The Board of Trustees has determined to redeem all outstanding shares of the Starwood Strategic Fund. The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

         The Fund is no longer pursuing its investment objective. All holdings in the Fund's portfolio have been sold, and the proceeds are held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Prior to September 27th, 2001 you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the Prospectus; or, if you desire to ensure that the proceeds from your shares are reinvested without interruption, you may request an exchange for the Unified Taxable Money Market Fund (see "How to Exchange Shares" in the Prospectus). Please call the Transfer Agent at 1-800-408-4682 for more information.

         This supplement and the Prospectus dated February 1, 2001 provide the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission dated February 1, 2001, which is incorporated herein by reference and can be obtained without charge by calling the Funds at 1-800-408-4682.